UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Repor t

ClearBridge

Mid Cap Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Mid Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Fund and subadviser name changes

Prior to January 1, 2013 the Fund was known as Legg Mason ClearBridge Mid Cap Growth Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Mid Cap Growth Fund for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

ClearBridge Mid Cap Growth Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

IV	ClearBridge Mid Cap Growth Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Performance review

For the six months ended April 30, 2013, Class A shares of ClearBridge Mid Cap Growth Fund, excluding sales charges, returned 14.96%. The Fund’s unmanaged benchmark, the Russell Midcap Growth Indexv, returned 17.75% for the same period. The Lipper Mid-Cap Growth Funds Category Average1 returned 14.80% over the same time frame.

Performance Snapshot as of April 30, 2013 (unaudited)
(excluding sales charges)	6 months
ClearBridge Mid Cap Growth Fund:
Class A	14.96%
Class C	14.58%
Class I	15.14%
Russell Midcap Growth Index	17.75%
Lipper Mid-Cap Growth Funds Category Average[1]	14.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 382 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Mid Cap Growth Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 3.62%, 4.35% and 3.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In October 2012, prior to the beginning of the period, the market experienced a setback given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during all six months of the reporting period. For the six months ended April 30, 2013, the S&P 500 Indexvi returned 14.42%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended April 30, 2013, with the Russell Midcap Indexvii returning 18.90%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii , returned 15.05% and the small-cap Russell 2000 Indexix returned 16.58%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 13.93% and 16.33%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

RISKS: The Fund invests in equity securities, which are subject to price fluctuation. Mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

VI	ClearBridge Mid Cap Growth Fund

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

xi

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	14.96%	$1,000.00	$1,149.60	1.23%	$6.56	Class A	5.00%	$1,000.00	$1,018.70	1.23%	$6.16
Class C	14.58	1,000.00	1,145.80	2.06	10.96	Class C	5.00	1,000.00	1,014.58	2.06	10.29
Class I	15.14	1,000.00	1,151.40	1.06	5.65	Class I	5.00	1,000.00	1,019.54	1.06	5.31

[1]	For the six months ended April 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2013

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Common Stocks — 100.0%
Consumer Discretionary — 22.8%
Hotels, Restaurants & Leisure — 4.5%
Bally Technologies Inc.	16,700	$889,776	*
Penn National Gaming Inc.	11,180	654,589	*
Total Hotels, Restaurants & Leisure		1,544,365
Leisure Equipment & Products — 1.4%
Polaris Industries Inc.	5,840	503,350
Specialty Retail — 15.2%
Advance Auto Parts Inc.	11,040	926,035
Bed Bath & Beyond Inc.	12,220	840,736	*
Hibbett Sports Inc.	12,980	711,953	*
Ross Stores Inc.	17,650	1,166,135
Tractor Supply Co.	8,250	884,153
Urban Outfitters Inc.	16,850	698,264	*
Total Specialty Retail		5,227,276
Textiles, Apparel & Luxury Goods — 1.7%
Coach Inc.	10,220	601,549
Total Consumer Discretionary		7,876,540
Consumer Staples — 2.4%
Food & Staples Retailing — 2.4%
Casey’s General Stores Inc.	14,240	824,638
Energy — 7.0%
Energy Equipment & Services — 4.8%
Oceaneering International Inc.	12,760	895,370
Oil States International Inc.	8,370	747,943	*
Total Energy Equipment & Services		1,643,313
Oil, Gas & Consumable Fuels — 2.2%
Pioneer Natural Resources Co.	6,340	774,938
Total Energy		2,418,251
Financials — 9.5%
Capital Markets — 3.5%
Affiliated Managers Group Inc.	4,970	773,730	*
Lazard Ltd., Class A	13,090	443,751
Total Capital Markets		1,217,481
Commercial Banks — 1.7%
Signature Bank	7,880	564,287	*
Diversified Financial Services — 1.9%
Moody’s Corp.	10,920	664,482

See Notes to Financial Statements.

4	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Real Estate Management & Development — 2.4%
Jones Lang LaSalle Inc.	8,270	$818,895
Total Financials		3,265,145
Health Care — 19.4%
Biotechnology — 8.0%
Alexion Pharmaceuticals Inc.	10,530	1,031,940	*
Onyx Pharmaceuticals Inc.	7,610	721,428	*
Regeneron Pharmaceuticals Inc.	4,710	1,013,310	*
Total Biotechnology		2,766,678
Health Care Providers & Services — 4.2%
Accretive Health Inc.	33,530	353,406	*
Mednax Inc.	12,160	1,078,957	*
Total Health Care Providers & Services		1,432,363
Life Sciences Tools & Services — 4.7%
Agilent Technologies Inc.	20,060	831,286
Mettler-Toledo International Inc.	3,830	800,317	*
Total Life Sciences Tools & Services		1,631,603
Pharmaceuticals — 2.5%
Auxilium Pharmaceuticals Inc.	20,120	300,392	*
Shire PLC, ADR	6,060	567,458
Total Pharmaceuticals		867,850
Total Health Care		6,698,494
Industrials — 13.6%
Electrical Equipment — 3.9%
EnerSys	12,940	593,170	*
Rockwell Automation Inc.	8,790	745,216
Total Electrical Equipment		1,338,386
Machinery — 4.5%
IDEX Corp.	19,260	1,002,097
Joy Global Inc.	9,790	553,331
Total Machinery		1,555,428
Professional Services — 2.6%
Equifax Inc.	14,610	894,132
Trading Companies & Distributors — 2.6%
MSC Industrial Direct Co. Inc., Class A Shares	11,240	885,712
Total Industrials		4,673,658
Information Technology — 19.1%
Communications Equipment — 1.6%
F5 Networks Inc.	7,100	542,653	*

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	5

ClearBridge Mid Cap Growth Fund

Security			Shares	Value
Electronic Equipment, Instruments & Components — 2.3%
FEI Co.			12,230	$781,252
Internet Software & Services — 2.1%
MercadoLibre Inc.			7,130	717,207
IT Services — 2.0%
Alliance Data Systems Corp.			3,940	676,774	*
Semiconductors & Semiconductor Equipment — 1.3%
LSI Corp.			68,970	451,064	*
Software — 9.8%
Check Point Software Technologies Ltd.			13,380	623,776	*
Citrix Systems Inc.			15,190	944,362	*
Fortinet Inc.			31,380	563,585	*
Solarwinds Inc.			11,340	576,639	*
Workday Inc., Class A Shares			11,047	692,094	*
Total Software				3,400,456
Total Information Technology				6,569,406
Materials — 3.0%
Chemicals — 3.0%
Rockwood Holdings Inc.			15,910	1,032,400
Telecommunication Services — 3.2%
Wireless Telecommunication Services — 3.2%
SBA Communications Corp., Class A Shares			14,090	1,112,969	*
Total Investments before Short-Term Investments (Cost — $32,185,781)				34,471,501

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $435,333,000 joint tri-party repurchase agreement dated 4/30/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $94,000; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 9/5/13 to 8/15/39; Market Value — $95,880) (Cost — $94,000)	0.140%	5/1/13	$94,000	94,000
Total Investments — 100.2% (Cost — $32,279,781#)				34,565,501
Liabilities in Excess of Other Assets — (0.2)%				(85,955)
Total Net Assets — 100.0%				$34,479,546

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

6	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $32,279,781)	$34,565,501
Cash	269
Dividends receivable	2,350
Receivable for Fund shares sold	159
Prepaid expenses	27,984
Total Assets	34,596,263

Liabilities:
Payable for Fund shares repurchased	62,009
Investment management fee payable	10,518
Service and/or distribution fees payable	4,566
Accrued expenses	39,624
Total Liabilities	116,717
Total Net Assets	$34,479,546

Net Assets:
Par value (Note 7)	$19
Paid-in capital in excess of par value	32,091,993
Accumulated net investment loss	(46,849)
Accumulated net realized gain on investments and written options	148,663
Net unrealized appreciation on investments	2,285,720
Total Net Assets	$34,479,546

Shares Outstanding:
Class A	1,226,523
Class C	15,077
Class I	641,098

Net Asset Value:
Class A (and redemption price)	$18.28
Class C*	$17.91
Class I (and redemption price)	$18.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.40

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Dividends	$24,964
Interest	543
Total Investment Income	25,507

Expenses:
Investment management fee (Note 2)	39,525
Registration fees	25,334
Audit and tax	15,500
Shareholder reports	11,063
Service and/or distribution fees (Notes 2 and 5)	10,961
Legal fees	10,605
Transfer agent fees (Note 5)	5,522
Custody fees	317
Fund accounting fees	249
Insurance	194
Trustees’ fees	193
Miscellaneous expenses	2,467
Total Expenses	121,930
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(61,201)
Net Expenses	60,729
Net Investment Loss	(35,222)

Realized and Unrealized Gain on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain from:
Investment transactions	153,383
Written options	1,125
Net Realized Gain	154,508
Change in Net Unrealized Appreciation (Depreciation)	1,430,744
Net Gain on Investments and Written Options	1,585,252
Increase in Net Assets from Operations	$1,550,030

See Notes to Financial Statements.

8	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment loss	$(35,222)	$(40,897)
Net realized gain	154,508	210,288
Change in net unrealized appreciation (depreciation)	1,430,744	471,097
Increase in Net Assets From Operations	1,550,030	640,488

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(177,203)	(122,558)
Decrease in Net Assets From Distributions to Shareholders	(177,203)	(122,558)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	28,995,384	778,042
Reinvestment of distributions	152,287	113,102
Cost of shares repurchased	(906,101)	(88,246)
Increase in Net Assets From Fund Share Transactions	28,241,570	802,898
Increase in Net Assets	29,614,397	1,320,828

Net Assets:
Beginning of period	4,865,149	3,544,321
End of period*	$34,479,546	$4,865,149
* Includes accumulated net investment loss of:	$(46,849)	$(11,627)

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$16.45	$14.50	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.06)	(0.15)	(0.14)	(0.02)
Net realized and unrealized gain	2.45	2.60	1.44	1.25
Total income from operations	2.39	2.45	1.30	1.23

Less distributions from:
Net investment income	—	—	(0.01)	—
Net realized gains	(0.56)	(0.50)	(0.02)	—
Total distributions	(0.56)	(0.50)	(0.03)	—

Net asset value, end of period	$18.28	$16.45	$14.50	$13.23
Total return[4]	14.96%	17.42%	9.86%	10.25%

Net assets, end of period (000s)	$22,419	$3,310	$2,785	$2,545

Ratios to average net assets:
Gross expenses	2.48%[5]	3.41%	8.93%	16.50%[5]
Net expenses[6,7,8]	1.23 [5]	1.40	1.40	1.40 [5]
Net investment loss	(0.72) [5]	(0.98)	(0.99)	(0.85) [5]

Portfolio turnover rate	8%	30%	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period August 31, 2010 (inception date) to October 31, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40% through November 30, 2012. Effective December 1, 2012, the total annual operating expenses for Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

10	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$16.18	$14.38	$13.21	$12.00

Income (loss) from operations:
Net investment loss	(0.13)	(0.27)	(0.26)	(0.03)
Net realized and unrealized gain	2.42	2.57	1.45	1.24
Total income from operations	2.29	2.30	1.19	1.21

Less distributions from:
Net realized gains	(0.56)	(0.50)	(0.02)	—
Total distributions	(0.56)	(0.50)	(0.02)	—

Net asset value, end of period	$17.91	$16.18	$14.38	$13.21
Total return[4]	14.58%	16.49%	9.04%	10.08%

Net assets, end of period (000s)	$270	$235	$193	$110

Ratios to average net assets:
Gross expenses	3.71%[5]	4.12%	9.82%	17.39%[5]
Net expenses[6,7,8]	2.06 [5]	2.15	2.15	2.15 [5]
Net investment loss	(1.55) [5]	(1.72)	(1.76)	(1.60) [5]

Portfolio turnover rate	8%	30%	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period August 31, 2010 (inception date) to October 31, 2010.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15% through November 30, 2012. Effective December 1, 2012, the total annual operating expenses for Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$16.52	$14.53	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.05)	(0.11)	(0.12)	(0.01)
Net realized and unrealized gain	2.48	2.60	1.46	1.24
Total income from operations	2.43	2.49	1.34	1.23

Less distributions from:
Net investment income	—	—	(0.02)	—
Net realized gains	(0.56)	(0.50)	(0.02)	—
Total distributions	(0.56)	(0.50)	(0.04)	—

Net asset value, end of period	$18.39	$16.52	$14.53	$13.23
Total return[4]	15.14%	17.67%	10.18%	10.25%

Net assets, end of period (000s)	$11,791	$1,320	$566	$110

Ratios to average net assets:
Gross expenses	2.21%[5]	2.54%	9.37%	16.39%[5]
Net expenses[6,7,8]	1.06 [5]	1.15	1.15	1.15 [5]
Net investment loss	(0.52) [5]	(0.71)	(0.81)	(0.60) [5]

Portfolio turnover rate	8%	30%	47%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period August 31, 2010 (inception date) to October 31, 2010.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15% through November 30, 2012. Effective December 1, 2012, the total annual operating expenses for Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Mid Cap Growth Fund (formerly Legg Mason ClearBridge Mid Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	13

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

14	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$34,471,501	—	—	$34,471,501
Short-term investments†	—	$94,000	—	94,000
Total investments	$34,471,501	$94,000	—	$34,565,501

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	15

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

16	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Next $5 billion	0.725
Over $10 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.40%, 2.15% and 1.15%, respectively, through November 30, 2012. Effective December 1, 2012, the total annual operating expenses for Class A, Class C and Class I shares did not exceed 1.30%, 2.05%, and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	17

During the six months ended April 30, 2013, fees waived and/or expenses reimbursed amounted to $61,201.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2013, LMIS and its affiliates retained sales charges of $98 on sales of the Fund’s Class A shares. In addition, for the six months end April 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$580	$70

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of April 30, 2013, Legg Mason and its affiliates owned 71% of the Fund.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,958,670
Sales	892,865

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,754,171
Gross unrealized depreciation	(468,451)
Net unrealized appreciation	$2,285,720

18	ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	—	—
Options written	13	$1,125
Options closed	—	—
Options exercised	—	—
Options expired	(13)	(1,125)
Written options, outstanding as of April 30, 2013	—	—

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At April 30, 2013, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$1,125

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$7

†	At April 30, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$8,425	$3,139
Class C	2,536	351
Class I	—	2,032
Total	$10,961	$5,522

ClearBridge Mid Cap Growth Fund 2013 Semi-Annual Report	19

For the six months ended April 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$41,859
Class C	4,187
Class I	15,155
Total	$61,201

6. Distributions to shareholders by class

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
Net Realized Gains:
Class A	$116,542	$96,310
Class C	14,986	6,730
Class I	45,675	19,518
Total	$177,203	$122,558

7. Shares of beneficial interest

At April 30, 2013, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,033,236	$18,379,402	2,427	$39,270
Shares issued on reinvestment	7,159	116,182	6,726	96,310
Shares repurchased	(15,169)	(267,840)	—	—
Net increase	1,025,226	$18,227,744	9,153	$135,580

Class C
Shares sold	33,243	$563,844	2,767	$44,525
Shares issued on reinvestment	939	14,985	475	6,730
Shares repurchased	(33,597)	(587,024)	(2,177)	(34,498)
Net increase (decrease)	585	$(8,195)	1,065	$16,757

Class I
Shares sold	562,777	$10,052,138	43,570	$694,247
Shares issued on reinvestment	1,294	21,120	701	10,062
Shares repurchased	(2,874)	(51,237)	(3,309)	(53,748)
Net increase	561,197	$10,022,021	40,962	$650,561

20	ClearBridge Mid Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The

ClearBridge Mid Cap Growth Fund	21

Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mid-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one-year period, and was ranked in the first quintile of the Performance Universe for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio

22	ClearBridge Mid Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of ten retail front-end load mid-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a

ClearBridge Mid Cap Growth Fund	23

broader group of funds selected by Lipper consisting of all retail front-end load mid-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and the Fund’s Actual Management Fee was lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group but slightly higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee to the extent the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense

24	ClearBridge Mid Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge

Mid Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

ClearBridge Mid Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Mid Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Mid Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013680 6/13 SR13-1939

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013